MERRILL LYNCH
PACIFIC FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Absolute returns in the Pacific regional equity markets have rebounded thus far this year. In past years, Merrill Lynch Pacific Fund, Inc. has tended to do relatively better in weak markets, partly because of our preference toward owning value stocks. Nevertheless, the Fund outperformed its unmanaged Benchmark Index of Pacific Basin stock markets during the September quarter, entirely as a result of our stock selection. When compared to the Benchmark Index return of +9.34%, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.48%, +10.23%, +10.28% and +10.44%, respectively, for the three months ended September 30, 1999.

We also maintained a hedge on approximately 30% of the Fund's yen exposure throughout the period, although this strategy subtracted from Fund performance as the yen appreciated by nearly 14% against the US dollar. Japan has led the Asian recovery so far this year, and many small Japanese companies in particular have rallied strongly over the last 12 months. We maintained a full weighting in Japan relative to the Benchmark Index, and we continue to believe that there is good value in that market. However, we have tended to focus on larger, more liquid companies that we believe offer better long-term potential.

Japan Undergoing Change
The main impetus behind the strong Japanese stock market this year has been a better-than-expected economic recovery and restructuring in large companies, particularly in the financial sector. These forces in Japan produced the leading sectors of the Tokyo stock market that mirrored Wall Street front runners: technology, the Internet and telecommunications. Because these sectors tend to be underrepresented in the traditional measure of the Japanese market-- the Nikkei 225 Index--investors in the "bricks and mortar" of the Japan stock market might, in our view, underestimate the degree to which it has changed during 1999. Just as changes in the United States economy over the past decade have rearranged the business hierarchy, Japan now has new corporate leaders.

Restructuring in the Japanese financial sector, for example, has moved ahead faster than we expected. Japan again boasts the world's largest two banks and we anticipate more mergers. We believe that some of these new organizations will be successful, and we have added Japanese bank shares to the Fund for the first time in nearly a decade. There has presently been a merger announcement in the non-life insurance industry, which we think should help some of the Fund's holdings as a positive catalyst for value recognition. We expect much more activity to rationalize Japanese business groups once the lead financial institutions realign themselves. Cross-shareholdings between companies continue to unwind. In our opinion, all of these steps should promote the development of companies that are more attuned to shareholder interests and profit growth.

We believe that the trend toward greater emphasis on shareholder returns will continue in Asia and lead to many interesting investment opportunities. Meanwhile, a number of the Fund's holdings experienced a strong rebound in profitability from last year's depressed levels. However, the main risks we see in present trends are the possibility of further yen strength, which would threaten the outlook for export-oriented blue chips in the Fund, and a sell-off in some of the more extended sectors of the market if expected growth rates are not achieved.

Although government policies in Japan have been generally supportive this year, the Bank of Japan has been unwilling to ease monetary policy to any significant extent. By maintaining a relatively slow growth in monetary aggregates compared to the United States, Japan allowed the yen to strengthen gradually over the summer months. This strengthening has not yet cut off economic growth, but it does represent a drag on activity at a time when recovery remains fragile. Profit growth at export companies is being modestly held back at current exchange rate levels. Unit sales volumes for electronic manufacturers in Asia have recovered strongly, however, and even should the yen strengthen somewhat beyond the YEN 100/US$ level, Japan, in our view, should be able to achieve growth in profits for listed non-financial companies.



Merrill Lynch Pacific Fund, Inc.
September 30, 1999



Elsewhere in Asia, the yen strength has boosted performance in the export sectors and helped to ease pressures on some of the region's recovering economies. In the case of South Korea, for example, the current account has rapidly turned around and asset markets staged a rebound until mid-summer. Recently, there have been concerns over chaebol (large conglomerate) restructuring problems, but the outlook for many companies there appears good.

Emphasis on Growth Stocks
Since June of this year, the strongest performers in Asian markets, particularly Japan, have been growth stocks. Value, which is commonly measured by price/book ratios, no matter how adjusted, has been a poor strategy, just as it has been in the US equity market for some time. The main measures of financial performance sought by investors appear to be revenue growth and return on equity. Our approach pursues a combination of these styles, and the performance of some of our value investments has been disappointing recently. Although we continue to see good potential for these underperforming companies, including some electric wiring contractors, Japanese non-life insurance companies and the Australian market in general, they may remain out of favor for some time. While we have shifted somewhat toward a growth tilt in our holdings by adding such names as Softbank Corporation and Fujitsu Limited during the year, the gap in traditional value measures has widened appreciably between the "new age" leaders of the markets and the bulk of other listed companies.

At present, over 40% of the stocks listed on the Tokyo First Section, for example, are still selling below their stated book values. Investors appear to be assuming that most of these names will never change the way they do business or emphasize shareholder returns through efficient capital allocation practices. We see signs that even some of the sleepiest companies may start to wake. In the meantime, however, the markets may remain focused on a narrow range of proven leaders.

Finally, we have been adding to the Fund's holdings in Taiwan. This move is prompted by a number of factors, including what we perceive as the strong business performance in the technology sector, the positive orientation of corporate management toward shareholders, and the increased weighting Taiwan is gaining in world equity indexes. Clearly, the recent earthquake negatively impacted the market, but businesses have quickly recovered. Taiwan also represents a very effective means for the Fund to gain exposure to China without being directly subject to the accounting and management issues holding back investments through China-listed shares.

In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



November 11, 1999



Merrill Lynch Pacific Fund, Inc.
September 30, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Pacific Fund, Inc.
September 30, 1999


PERFORMANCE DATA (continued)

Recent Performance Results
                                                                        Market Performance
                                                                 In Local Currency/In US Dollars        Market Capitalization
                                                                   3 Month              12 Month     In US Dollars   % of Total
As of September 30, 1999                                           % Change             % Change       (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*      +10.48%             +64.95%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*      +10.23              +63.28(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*      +10.28              +63.26(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*      +10.44              +64.55(4)
Benchmark Index**                                                   + 9.34              +70.02
     Japan                                                      + 1.90/+15.85       + 37.73/+76.16***     $2,398       72.9%
     Australia                                                  - 3.99/- 5.35       + 11.30/+22.73***        216        6.6
     Hong Kong                                                  - 6.13/- 6.24       + 56.18/+55.78***        186        5.7
     Taiwan                                                     - 9.15/- 7.32       + 30.18/+40.67****       207        6.3
     India                                                      +21.82/+21.20       + 67.70/+63.27****        82        2.5
     South Korea                                                - 4.99/- 9.56       +201.59/+244.38****      124        3.8
     Singapore                                                  - 3.75/- 3.64       + 94.18/+92.30***         73        2.2

 (1)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.543 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.558 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.710 per share ordinary income dividends.
   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCIHong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.
 ***The market performance (by country) in local currency and US dollars represents the one-month return (9/30/98-10/31/98) of the Topix Index (Japan), all Ordinaries Index (Australia), Hang Seng Index (Hong Kong), and the DBS 50 Index (Singapore) linked to the eleven-month performance (10/31/98-9/30/99) of the MSCI Japan, MSCI Australia, MSCI Hong Kong, and MSCI Singapore.
****The market performances in local currency and US dollars represent the 12-month MSCI Index returns for countries added to the unmanaged Benchmark Index in October 1998. These countries include Taiwan, India and South Korea. Malaysia and Thailand were removed from the unmanaged Benchmark Index in October 1998.


Merrill Lynch Pacific Fund, Inc.
September 30, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $25,748.50 on September 30, 1999.




Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +64.95%        +56.29%
Five Years Ended 9/30/99                  + 9.13         + 7.96
Ten Years Ended 9/30/99                   + 7.71         + 7.13

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +63.28%        +59.28%
Five Years Ended 9/30/99                  + 8.01         + 8.01
Ten Years Ended 9/30/99                   + 6.62         + 6.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                        +63.26%        +62.26%
Inception (10/21/94)
through 9/30/99                           + 8.03         + 8.03

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +64.55%        +55.91%
Inception (10/21/94)
through 9/30/99                            +8.88          +7.70

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Pacific Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS
                      Shares                                                                                       Percent of
Industry               Held                           Investments                                     Value        Net Assets
Japan

Automobile           1,717,000  Suzuki Motor Corporation                                           $   27,898,628       1.7%

Banking              1,922,000  The Asahi Bank, Ltd.                                                   13,817,592       0.9
                     1,133,000  The Sanwa Bank, Ltd.                                                   15,172,681       0.9
                   354,000,000  Sanwa International Finance Ltd. (Convertible Preferred)                3,992,106       0.2
                                                                                                   --------------     ------
                                                                                                       32,982,379       2.0

Beverage               380,000  Chukyo Coca-Cola Bottling Co., Ltd.                                     5,338,784       0.3
                       281,248  Coca-Cola West Japan Company Limited                                   12,950,993       0.8
                       424,000  Hokkaido Coca-Cola Bottling Co., Ltd.                                   5,658,115       0.4
                       386,000  Kinki Coca-Cola Bottling Co., Ltd.                                      7,073,583       0.4
                       476,000  Mikuni Coca-Cola Bottling                                              10,624,002       0.7
                                                                                                   --------------     ------
                                                                                                       41,645,477       2.6

Chemicals            1,064,000  Shin-Etsu Chemical Co., Ltd.                                           44,395,827       2.7

Consumer               403,500  Sony Corporation                                                       60,329,715       3.7
Electronics

Containers           1,666,000  Toyo Seikan Kaisha, Ltd.                                               36,009,774       2.2

Electric             1,943,000  Chudenko Corporation                                                   34,492,313       2.1
Construction         2,836,000  Kinden Corporation                                                     23,453,435       1.4
                     1,232,000  Taihei Dengyo Kaisha, Ltd.                                              4,353,275       0.3
                                                                                                   --------------     ------
                                                                                                       62,299,023       3.8

Electrical           4,205,000  The Furukawa Electric Co., Ltd.                                        25,093,271       1.5
Equipment            1,135,000  Murata Manufacturing Co., Ltd.                                        114,129,311       7.0
                       355,000  Rohm Company Ltd.                                                      74,229,396       4.5
                                                                                                   --------------     ------
                                                                                                      213,451,978      13.0

Internet               247,900  Softbank Corporation                                                   94,351,565       5.8

Machinery              940,000  Toyoda Automatic Loom Works, Ltd.                                      17,278,827       1.1

Office               1,758,000  Canon, Inc.                                                            51,215,111       3.1
Equipment            1,000,000  Fujitsu Limited                                                        31,200,075       1.9
                                                                                                   --------------     ------
                                                                                                       82,415,186       5.0

Pharmaceuticals      1,720,000  Yamanouchi Pharmaceutical Co., Ltd.                                    80,657,833       4.9

Property &           9,351,000  The Dai-Tokyo Fire and Marine Insurance Co., Ltd.                      34,272,061       2.1
Casualty             4,062,000  The Fuji Fire and Marine Insurance Company, Ltd.                        8,359,910       0.5
Insurance            7,539,000  The Koa Fire & Marine Insurance Co., Ltd.                              26,143,135       1.6
                     7,621,000  The Nichido Fire & Marine Insurance Co., Ltd.                          37,600,085       2.3
                     6,568,000  The Sumitomo Marine & Fire Insurance Co., Ltd.                         41,971,995       2.5
                     3,413,000  The Tokio Marine & Fire Insurance Co. Ltd.                             40,413,307       2.5
                                                                                                   --------------     ------
                                                                                                      188,760,493      11.5

Retailing              702,000  Ito-Yokado Co., Ltd.                                                   58,054,694       3.5
                       364,000  Sangetsu Co., Ltd.                                                      7,833,474       0.5
                                                                                                   --------------     ------
                                                                                                       65,888,168       4.0

Telecommunications       2,550  NTT Mobile Communications Network, Inc.                                50,324,218       3.1

Tires & Rubber       1,210,000  Bridgestone Corp.                                                      33,885,913       2.1

Transportation           2,680  East Japan Railway Company                                             17,075,839       1.0

                                Total Investments in Japan                                          1,149,650,843      70.2



Merrill Lynch Pacific Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                      Shares                                                                                       Percent of
Industry               Held                           Investments                                     Value        Net Assets

Australia
Leisure             14,055,889  Village Roadshow Limited 'A' (Preferred)                           $   26,441,341       1.6%
Property             5,315,514  Lend Lease Corporation Limited                                         64,862,041       4.0

Telecommunications     466,000  Austar United Communications Limited                                    1,429,106       0.1

                                Total Investments in Australia                                         92,732,488       5.7


Hong Kong

Banking              3,405,631  HSBC Holdings PLC                                                      38,911,100       2.4

Conglomerates        4,974,035  Hutchison Whampoa Limited                                              46,265,179       2.8
                    11,306,000  Wharf (Holdings) Ltd.                                                  32,676,301       2.0
                                                                                                   --------------     ------
                                                                                                       78,941,480       4.8

                                Total Investments in Hong Kong                                        117,852,580       7.2


India

Banking              3,257,000  Industrial Development Bank of India                                    2,708,555       0.1

Broadcast/Media        620,000  BITV                                                                            0       0.0

Diversified              7,000  UTI Master Plus 91-B                                                        3,843       0.0
Mutual
Funds

Finance                773,000  Housing Development Finance Corporation Ltd.                            4,719,153       0.3

Software               423,371  NIIT Limited                                                           27,480,698       1.7

                                Total Investments in India                                             34,912,249       2.1


New Zealand

Diversified         34,616,484  Guinness Peat Group PLC                                                26,267,473       1.6

                                Total Investments in New Zealand                                       26,267,473       1.6


Singapore

Banking              4,388,000  Oversea-Chinese Banking Corporation Ltd. 'Foreign'                     34,081,553       2.1

Transportation       1,188,000  Singapore Airlines Ltd.                                                11,603,884       0.7

                                Total Investments in Singapore                                         45,685,437       2.8


South Korea

Banking                255,400  Hana Bank                                                               1,892,396       0.1
                       292,515  Hana Bank (GDR)(b)                                                      2,925,150       0.2
                                                                                                   --------------     ------
                                                                                                        4,817,546       0.3

Iron & Steel           325,000  Pohang Iron & Steel Company Ltd. (ADR)(a)                              10,176,563       0.6

Telecommunications     655,400  Korea Telecom Corporation (ADR)(a)                                     24,249,800       1.5

                                Total Investments in South Korea                                       39,243,909       2.4


Merrill Lynch Pacific Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                      Shares                                                                                       Percent of
Industry               Held                           Investments                                     Value        Net Assets

Taiwan
Banking             20,847,680  United World Chinese Commercial Bank                               $   25,359,737       1.6%

Computers              668,860  Synnex Technology International Corporation (GDR)(b)                   12,206,695       0.7

Electrical           3,050,000  D-Link Corporation                                                      5,492,891       0.3
Equipment            4,050,000  United Microelectronics Corporation, Ltd.                               9,469,194       0.6
                US$  3,050,000  Winbond Electronics Corp., 1% due 11/04/2002 (Convertible)              3,873,500       0.2
                                                                                                   --------------     ------
                                                                                                       18,835,585       1.1

                                Total Investments in Taiwan                                            56,402,017       3.4

                                Total Long-Term Investments (Cost--$1,259,661,244)                  1,562,746,996      95.4

                       Face
                      Amount

Short-Term Securities

Commercial      US$  5,000,000  American Home Products, Inc., 5.30% due 10/08/1999                      4,994,847       0.3
Paper*              22,479,000  General Electric Capital Corp., 5.60% due 10/01/1999                   22,479,000       1.4
                    60,000,000  General Motors Acceptance Corp., 5.69% due 10/01/1999                  60,000,000       3.7

                                Total Investments in Short-Term Securities
                                (Cost--$87,473,847)                                                    87,473,847       5.4


             Nominal Value
           Covered by Options                          Issue

Currency Put Options Purchased

                US$120,000,000  Japanese Yen, expiring June 2000 at YEN 123                               564,000       0.1
                   100,000,000  Japanese Yen, expiring June 2000 at YEN 124                               430,000       0.0
                   100,000,000  Japanese Yen, expiring June 2000 at YEN 124                               416,000       0.0

                                Total Currency Put Options Purchased
                                (Premiums Paid--$7,973,000)                                             1,410,000       0.1


Total Investments (Cost--$1,355,108,091)                                                            1,651,630,843     100.9

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                       (18,760,230)     (1.1)

Other Assets Less Liabilities                                                                           4,140,696       0.2
                                                                                                   --------------     ------
Net Assets                                                                                         $1,637,011,309     100.0%
                                                                                                   ==============     ======

Net Asset Value:      Class A--Based on net assets of $728,581,280 and 30,040,719
                               shares outstanding                                                  $        24.25
                                                                                                   ==============
                      Class B--Based on net assets of $628,960,439 and 27,529,345
                               shares outstanding                                                  $        22.85
                                                                                                   ==============
                      Class C--Based on net assets of $93,454,553 and 4,169,264
                               shares outstanding                                                  $        22.42
                                                                                                   ==============
                      Class D--Based on net assets of $186,015,037 and 7,677,923
                               shares outstanding                                                  $        24.23
                                                                                                   ==============



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of September 30, 1999 were as follows:

                                                       Unrealized
   Foreign                        Expiration          Appreciation
   Currency Purchased                Date            (Depreciation)

   YEN    774,092,319             October 1999        $    363,038
   (US$ Commitment--$6,936,311)                            363,038
                                                      ------------
   Foreign Currency Sold
   YEN 35,619,702,002            October 1999          (19,123,268)
   (US$ Commitment--$316,754,808)                      (19,123,268)
                                                      ------------
   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net                    $(18,760,230)
                                                      ============


Merrill Lynch Pacific Fund, Inc.
September 30, 1999


PORTFOLIO INFORMATION

As of September 30, 1999
                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Murata Manufacturing Co., Ltd.                     7.0%
Softbank Corporation                               5.8
Yamanouchi Pharmaceutical Co., Ltd.                4.9
Rohm Company Ltd.                                  4.5
Lend Lease Corporation Limited                     4.0
Sony Corporation                                   3.7
Ito-Yokado Co., Ltd.                               3.5
Canon, Inc.                                        3.1
NTT Mobile Communications Network, Inc.            3.1
Hutchison Whampoa Limited                          2.8



                                              Percent of
Ten Largest Industries                        Net Assets

Electrical Equipment                              14.1%
Property & Casualty Insurance                     11.5
Banking                                            8.5
Internet                                           5.8
Office Equipment                                   5.0
Pharmaceuticals                                    4.9
Conglomerates                                      4.8
Telecommunications                                 4.7
Retailing                                          4.0
Property                                           4.0



Merrill Lynch Pacific Fund, Inc.
September 30, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863